UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2020

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 469-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange where registered
Common Stock $.001 par value	VRSK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Retirement of Kenneth E. Thompson

On November 9, 2020, Kenneth E. Thompson, Executive Vice President, General Counsel, and Corporate Secretary of Verisk Analytics (the “Company”), announced his intention to retire from these positions with the Company.

Mr. Thompson, age 61, will continue in his current duties until his successor is appointed. The Company has engaged an executive search firm to identify his successor. Once the Company appoints a new General Counsel (the date of such appointment, the “Transition Date”), Mr. Thompson will transition to Executive Counsel to the Company and will serve in that role until May 1, 2023, at which time he will retire from all service to the Company.

During his distinguished career at Verisk, which began in 2006, Mr. Thompson has made many significant contributions and was instrumental in the Company’s 2009 initial public offering.

In connection with the transition to Executive Counsel, Mr. Thompson entered into an agreement with the Company, dated November 6, 2020 (the “Transition Agreement”), which provides for certain modifications to his current compensation arrangements. Under the terms of the Transition Agreement, Mr. Thompson’s 2020 short-term incentive cash award (“STI”) will be $951,000, and he will receive a 2021 long-term incentive equity award (“LTI”) with a value of not less than $2,800,000. In addition, effective as of the Transition Date, Mr. Thompson’s base salary will be adjusted to $200,000 until the first anniversary of the Transition Date (which may be extended for one additional year upon mutual agreement with the Company), and for each year thereafter, will be set at $50,000 per year. Other than as described above, Mr. Thompson will no longer be eligible to receive annual STI or LTI awards but may be eligible for discretionary STI bonuses based on the positive outcome of the Company’s litigation matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: November 9, 2020	By:	/s/ Lee M. Shavel
	Name:	Lee M. Shavel
	Title:	Executive Vice President and Chief Financial Officer